UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09687

AB CORE OPPORTUNITIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2017

Date of reporting period: May 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.17

SEMI-ANNUAL REPORT

AB CORE OPPORTUNITIES FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Core Opportunities Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORE OPPORTUNITIES FUND | 1

SEMI-ANNUAL REPORT

July 20, 2017

This report provides management’s discussion of fund performance for AB Core Opportunities Fund for the semi-annual reporting period ended May 31, 2017.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB CORE OPPORTUNITIES FUND[1]
Class A Shares	9.51%	15.33%
Class B Shares[2]	9.40%	15.18%
Class C Shares	9.15%	14.56%
Advisor Class Shares[3]	9.60%	15.59%
Class R Shares[3]	9.37%	15.08%
Class K Shares[3]	9.45%	15.27%
Class I Shares[3]	9.68%	15.68%
Class Z Shares[3]	9.70%	15.75%
Primary Benchmark: S&P 500 Index	10.81%	17.47%
Secondary Benchmark: Russell 1000 Value Index	5.55%	14.66%
Lipper Large-Cap Core Funds Average	9.78%	15.90%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2017, by 0.11% and 0.11%, respectively. Also includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2017, by 0.000% and 0.001%, respectively. Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended May 31, 2017, by 0.01% and 0.01%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and its secondary benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2017. Also included in the table are returns for the

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Fund’s peer group, as represented by the Lipper Large-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment mandates to the Fund, although some may have different investment policies and sales and management fees.

During the six-month period, all share classes of the Fund underperformed the primary benchmark and the Lipper Average, before sales charges. All share classes of the Fund outperformed the secondary benchmark. Security selection in the consumer discretionary sector was the primary cause of underperformance relative to the benchmark. Security selection in the health care and energy sectors detracted, along with underweight positions in utilities and consumer staples. Security selection in the technology and financials sectors contributed.

During the 12-month period, all share classes of the Fund underperformed the primary benchmark and the Lipper Average, before sales charges. All share classes except Class C shares outperformed the secondary benchmark. Security selection in the consumer discretionary sector was the primary cause of underperformance. Security selection in the consumer staples and energy sectors detracted, along with an overweight position in health care. Security selection in the technology and industrials sectors as well as underweight positions in energy and consumer staples contributed.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities continued their steady climb during the six-month period ended May 31, 2017. US stocks trailed on a relative basis, while still recording double-digit gains. US President Donald Trump’s administration dominated headlines during the period. Markets vacillated between high hopes for pro-growth policies and concerns over policy risk after several false starts on his reform agenda. In general, investors seemed to look past White House turmoil and focus on an improving economic outlook and upbeat corporate earnings. Geopolitics also played a role outside the US. In France, investors embraced the election of centrist, pro-European Union candidate Emmanuel Macron. In contrast, UK investors were taken aback by Prime Minister Theresa May’s call for a snap parliamentary election three years ahead of schedule.

Central bank posturing also influenced sentiment during the period. European central banks generally maintained an easing bias through the six-month period, while in December and March, the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008, in moves widely telegraphed to markets.

The Fund’s investment philosophy is focused on identifying companies that meet the criteria of the Fund’s Senior Investment Management Team: healthy

abfunds.com	AB CORE OPPORTUNITIES FUND | 3

balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Fund is conservatively positioned in an uncertain environment, with a bias toward companies demonstrating high profitability and dividend growth.

INVESTMENT POLICIES

The Fund invests primarily in the equity securities of US companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500, largely US, companies. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P® 500 Index and the Russell 1000® Value Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	15.33%	10.44%
5 Years	15.13%	14.13%
10 Years	6.91%	6.45%
CLASS B SHARES
1 Year	15.18%	11.18%
5 Years	14.86%	14.86%
10 Years[1]	6.67%	6.67%
CLASS C SHARES
1 Year	14.56%	13.56%
5 Years	14.33%	14.33%
10 Years	6.15%	6.15%
ADVISOR CLASS SHARES[2]
1 Year	15.59%	15.59%
5 Years	15.46%	15.46%
Since Inception[3]	13.74%	13.74%
CLASS R SHARES[2]
1 Year	15.08%	15.08%
5 Years	14.88%	14.88%
10 Years	6.71%	6.71%
CLASS K SHARES[2]
1 Year	15.27%	15.27%
5 Years	15.18%	15.18%
10 Years	6.98%	6.98%
CLASS I SHARES[2]
1 Year	15.68%	15.68%
5 Years	15.48%	15.48%
10 Years	7.32%	7.32%
CLASS Z SHARES[2]
1 Year	15.75%	15.75%
Since Inception[3]	12.21%	12.21%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.24%, 2.03%, 1.99%, 1.00%, 1.58%, 1.28%, 0.92% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.15%, 1.90%, 1.90%, 0.90%, 1.40%, 1.15%, 0.90% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

terminated prior to March 1, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception dates: 3/31/2010 for Advisor Class shares; 10/15/2013 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	13.94%
5 Years	13.84%
10 Years	6.70%
CLASS B SHARES
1 Year	14.84%
5 Years	14.56%
10 Years[1]	6.93%
CLASS C SHARES
1 Year	17.15%
5 Years	14.01%
10 Years	6.41%
ADVISOR CLASS SHARES[2]
1 Year	19.33%
5 Years	15.17%
Since Inception[3]	13.75%
CLASS R SHARES[2]
1 Year	18.68%
5 Years	14.57%
10 Years	6.96%
CLASS K SHARES[2]
1 Year	19.00%
5 Years	14.87%
10 Years	7.23%
CLASS I SHARES[2]
1 Year	19.33%
5 Years	15.18%
10 Years	7.56%
CLASS Z SHARES[2]
1 Year	19.39%
Since Inception[3]	12.25%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception dates: 3/31/2010 for Advisor Class shares; 10/15/2013 for Class Z shares.

abfunds.com	AB CORE OPPORTUNITIES FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2016	Ending Account Value 5/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,095.10	$5.59	1.07%	$5.80	1.11%
Hypothetical**	$1,000	$1,019.60	$5.39	1.07%	$5.59	1.11%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 12/1/2016	Ending Account Value 5/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class B
Actual	$1,000	$1,094.00	$6.63	1.27%	$6.79	1.30%
Hypothetical**	$1,000	$1,018.60	$6.39	1.27%	$6.54	1.30%
Class C
Actual	$1,000	$1,091.50	$9.49	1.82%	$9.70	1.86%
Hypothetical**	$1,000	$1,015.86	$9.15	1.82%	$9.35	1.86%
Advisor Class
Actual	$1,000	$1,096.00	$4.29	0.82%	$4.49	0.86%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.33	0.86%
Class R
Actual	$1,000	$1,093.70	$7.10	1.36%	$7.31	1.40%
Hypothetical**	$1,000	$1,018.15	$6.84	1.36%	$7.04	1.40%
Class K
Actual	$1,000	$1,094.50	$5.80	1.11%	$6.01	1.15%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%	$5.79	1.15%
Class I
Actual	$1,000	$1,096.80	$4.29	0.82%	$4.44	0.85%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.28	0.85%
Class Z
Actual	$1,000	$1,097.00	$3.87	0.74%	$4.03	0.77%
Hypothetical**	$1,000	$1,021.24	$3.73	0.74%	$3.88	0.77%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

May 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $253.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Facebook, Inc. – Class A	$12,468,187	4.9%
Alphabet, Inc. – Class C	9,655,354	3.8
Time Warner, Inc.	9,651,525	3.8
Raytheon Co.	8,856,540	3.5
Edwards Lifesciences Corp.	8,173,422	3.2
JPMorgan Chase & Co.	7,975,122	3.1
Biogen, Inc.	7,312,684	2.9
Xilinx, Inc.	6,562,929	2.6
Gilead Sciences, Inc.	5,768,721	2.3
International Business Machines Corp.	5,560,311	2.2
	$81,984,795	32.3%

1	All data are as of May 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

May 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 82.7%
Information Technology – 24.8%
Communications Equipment – 0.6%
Arista Networks, Inc.(a)	10,348	$1,525,088

Electronic Equipment, Instruments & Components – 1.5%
Dolby Laboratories, Inc. – Class A	43,030	2,168,282
IPG Photonics Corp.(a)	12,082	1,679,881

		3,848,163

Internet Software & Services – 8.7%
Alphabet, Inc. – Class C(a)	10,007	9,655,354
Facebook, Inc. – Class A(a)	82,320	12,468,187

		22,123,541

IT Services – 6.9%
Cognizant Technology Solutions Corp. – Class A	24,890	1,665,390
International Business Machines Corp.	36,430	5,560,311
Mastercard, Inc. – Class A	34,640	4,256,563
Vantiv, Inc. – Class A(a)	35,544	2,229,320
Visa, Inc. – Class A	38,800	3,694,924

		17,406,508

Semiconductors & Semiconductor Equipment – 3.3%
Intel Corp.	53,080	1,916,719
Xilinx, Inc.	98,380	6,562,929

		8,479,648

Software – 1.6%
Electronic Arts, Inc.(a)	15,910	1,803,080
VMware, Inc. – Class A(a)(b)	23,910	2,322,857

		4,125,937

Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.	35,905	5,484,848

		62,993,733

Health Care – 17.1%
Biotechnology – 5.1%
Biogen, Inc.(a)	29,514	7,312,684
Gilead Sciences, Inc.	88,900	5,768,721

		13,081,405

Health Care Equipment & Supplies – 6.2%
Danaher Corp.	47,400	4,026,156
Edwards Lifesciences Corp.(a)	71,030	8,173,422
Hologic, Inc.(a)	80,140	3,470,863

		15,670,441

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 3.7%
Cigna Corp.	31,590	$5,093,256
UnitedHealth Group, Inc.	24,170	4,234,100

		9,327,356

Pharmaceuticals – 2.1%
Eli Lilly & Co.	67,080	5,337,556

		43,416,758

Consumer Discretionary – 12.0%
Household Durables – 2.1%
DR Horton, Inc.	95,160	3,110,781
Garmin Ltd.	42,780	2,226,271

		5,337,052

Media – 7.1%
Comcast Corp. – Class A	120,770	5,034,901
Discovery Communications, Inc. – Class A(a)(b)	126,130	3,342,445
Time Warner, Inc.	97,010	9,651,525

		18,028,871

Specialty Retail – 2.8%
Home Depot, Inc. (The)	19,090	2,930,506
Ross Stores, Inc.	64,730	4,137,541

		7,068,047

		30,433,970

Industrials – 10.9%
Aerospace & Defense – 3.8%
Hexcel Corp.	17,319	890,716
Raytheon Co.	54,000	8,856,540

		9,747,256

Electrical Equipment – 0.6%
AMETEK, Inc.	26,420	1,612,149

Industrial Conglomerates – 2.1%
Carlisle Cos., Inc.	21,258	2,154,073
Roper Technologies, Inc.	13,980	3,176,256

		5,330,329

Machinery – 2.3%
Caterpillar, Inc.	14,510	1,529,789
Fortive Corp.	31,620	1,974,669
Parker-Hannifin Corp.	13,940	2,195,132

		5,699,590

Road & Rail – 1.2%
Landstar System, Inc.	8,675	724,796
Union Pacific Corp.	20,120	2,219,236

		2,944,032

Trading Companies & Distributors – 0.9%
MSC Industrial Direct Co., Inc. – Class A	26,280	2,205,943

		27,539,299

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 9.9%
Banks – 3.1%
JPMorgan Chase & Co.	97,080	$7,975,122

Capital Markets – 3.1%
Goldman Sachs Group, Inc. (The)	23,720	5,011,088
State Street Corp.	36,670	2,987,138

		7,998,226

Diversified Financial Services – 1.3%
Berkshire Hathaway, Inc. – Class B(a)	19,590	3,237,835

Insurance – 2.4%
Allstate Corp. (The)	23,380	2,018,629
Chubb Ltd.	27,710	3,967,795

		5,986,424

		25,197,607

Consumer Staples – 3.7%
Beverages – 1.0%
Constellation Brands, Inc. – Class A	13,190	2,410,473

Food & Staples Retailing – 2.7%
Sysco Corp.	35,840	1,955,430
Wal-Mart Stores, Inc.	62,120	4,882,632

		6,838,062

		9,248,535

Energy – 2.7%
Energy Equipment & Services – 1.0%
Helmerich & Payne, Inc.	14,050	739,873
National Oilwell Varco, Inc.	25,200	823,284
Oil States International, Inc.(a)	29,470	861,998

		2,425,155

Oil, Gas & Consumable Fuels – 1.7%
Noble Energy, Inc.	153,110	4,392,726

		6,817,881

Real Estate – 1.6%
Real Estate Management & Development – 1.6%
CBRE Group, Inc. – Class A(a)	119,310	4,161,533

Total Common Stocks (cost $174,822,313)		209,809,316

SHORT-TERM INVESTMENTS – 17.3%
Investment Companies – 17.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(c)(d) (cost $43,990,753)	43,990,753	43,990,753

abfunds.com	AB CORE OPPORTUNITIES FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $218,813,066)		$253,800,069

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(c)(d) (cost $3,376,841)	3,376,841	3,376,841

Total Investments – 101.3% (cost $222,189,907)		257,176,910
Other assets less liabilities – (1.3)%		(3,302,380)

Net Assets – 100.0%		$253,874,530

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $174,822,313)	$209,809,316	(a)
Affiliated issuers (cost $47,367,594—including investment of cash collateral for securities loaned of $3,376,841)	47,367,594
Receivable for capital stock sold	511,658
Unaffiliated dividends and interest receivable	310,356
Affiliated dividends receivable	23,624

Total assets	258,022,548

Liabilities
Payable for collateral received on securities loaned	3,376,841
Payable for capital stock redeemed	486,414
Advisory fee payable	109,578
Distribution fee payable	57,727
Transfer Agent fee payable	12,212
Administrative fee payable	7,857
Accrued expenses	97,389

Total liabilities	4,148,018

Net Assets	$253,874,530

Composition of Net Assets
Capital stock, at par	$12,875
Additional paid-in capital	204,675,109
Distributions in excess of net investment income	(114,969)
Accumulated net realized gain on investment transactions	14,314,512
Net unrealized appreciation on investments	34,987,003

	$253,874,530

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$157,462,861	7,907,959	$19.91	*

B	$1,675,873	92,973	$18.03

C	$23,117,319	1,348,260	$17.15

Advisor	$56,421,244	2,766,534	$20.39

R	$4,963,992	256,465	$19.36

K	$4,798,021	239,036	$20.07

I	$4,330,123	210,148	$20.61

Z	$1,105,097	53,563	$20.63

(a)	Includes securities on loan with a value of $3,345,262 (see Note E).

*	The maximum offering price per share for Class A shares was $20.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CORE OPPORTUNITIES FUND | 17

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$1,095,585
Affiliated issuers	108,838
Securities lending income	16,668
Other income(a)	22,768	$1,243,859

Expenses
Advisory fee (see Note B)	658,889
Distribution fee—Class A	181,601
Distribution fee—Class B	9,011
Distribution fee—Class C	168,087
Distribution fee—Class R	11,139
Distribution fee—Class K	5,226
Transfer agency—Class A	77,044
Transfer agency—Class B	1,393
Transfer agency—Class C	18,357
Transfer agency—Advisor Class	24,788
Transfer agency—Class R	4,678
Transfer agency—Class K	4,181
Transfer agency—Class I	1,391
Transfer agency—Class Z	79
Registration fees	68,903
Custodian	59,301
Audit and tax	24,974
Administrative	24,079
Legal	19,307
Printing	17,994
Directors’ fees	13,024
Miscellaneous	13,134

Total expenses	1,406,580
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(47,913)
Less: expenses waived by the Distributor (see Note C)	(5,407)

Net expenses		1,353,260

Net investment loss		(109,401)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		14,384,595
Net change in unrealized appreciation/depreciation of investments		7,126,445

Net gain on investment transactions		21,511,040

Net Increase in Net Assets from Operations		$21,401,639

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(109,401)	$173,234
Net realized gain on investment transactions	14,384,595	10,400,865
Net change in unrealized appreciation/depreciation of investments	7,126,445	1,161,037

Net increase in net assets from operations	21,401,639	11,735,136
Dividends and Distributions to Shareholders from
Net investment income
Class A	(152,059)	– 0	–
Advisor Class	(83,656)	– 0	–
Class K	(2,707)	– 0	–
Class I	(5,015)	– 0	–
Class Z	(2,028)	– 0	–
Net realized gain on investment transactions
Class A	(5,979,058)	(7,270,896)
Class B	(92,279)	(202,309)
Class C	(1,739,635)	(2,368,193)
Advisor Class	(1,461,209)	(596,815)
Class R	(178,332)	(211,227)
Class K	(162,323)	(229,485)
Class I	(80,145)	(33,574)
Class Z	(30,084)	(23,765)
Capital Stock Transactions
Net increase	31,520,964	48,508,179
Capital Contributions
Proceeds from regulatory settlement (see Note F)	– 0	–	1,700

Total increase	42,954,073	49,308,751
Net Assets
Beginning of period	210,920,457	161,611,706

End of period (including distributions in excess of net investment income of ($114,969) and undistributed net investment income of $239,897, respectively)	$253,874,530	$210,920,457

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Core Opportunities Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$209,809,316		$	– 0	–	$	– 0	–	$209,809,316
Short-Term Investments	43,990,753			– 0	–		– 0	–	43,990,753
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,376,841			– 0	–		– 0	–	3,376,841

Total Investments in Securities	257,176,910			– 0	–		– 0	–	257,176,910
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$257,176,910		$	– 0	–	$	– 0	–	$257,176,910

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and

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NOTES TO FINANCIAL STATEMENTS (continued)

modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. As of July 1, 2013 (effective October 15, 2013 with respect to Class Z shares), the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis to 1.15%, 1.90%, 1.90%, .90%, 1.40%, 1.15%, .90% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Expense Caps”). Effective February 29, 2016, the Expense Cap for the Class A shares was reduced from 1.20% to 1.15% of the daily average net assets. The Expense Caps will extend through March 1, 2018 and then may be extended by the Adviser for additional one year terms. For the six months ended May 31, 2017, such reimbursement waivers amounted to $2,416.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2017, the reimbursement for such services amounted to $24,079.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $56,209 for the six months ended May 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $81,739 from the sale of Class A shares and received $3,206, $155 and $1,658 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the Portfolio’s average daily net assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2017, such waiver amounted to $44,186. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended May 31, 2017 is as follows:

Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)	Dividend Income (000)
$ 41,169	$55,311	$52,489	$43,991	$104

Brokerage commissions paid on investment transactions for the six months ended May 31, 2017 amounted to $52,378, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of November 1, 2007, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .40% of the average daily net assets attributable to Class B shares. For the six months ended May 31, 2017, such waiver amounted to $5,407. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $89,076, $1,972,185, $231,675 and $66,494 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

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NOTES TO FINANCIAL STATEMENTS (continued)

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$134,110,969		$116,712,561
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$37,871,956
Gross unrealized depreciation	(2,884,953)

Net unrealized appreciation	$34,987,003

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2017, the Fund had securities on loan with a value of $3,345,262 and had received cash collateral which has been invested into Government Money Market Portfolio of $3,376,841. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $16,668 and $4,433 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2017, such waiver amounted to $1,311. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to

abfunds.com	AB CORE OPPORTUNITIES FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

replace the loaned securities. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the six months ended May 31, 2017 is as follows:

Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)
$ 4	$25,067	$21,694	$3,377

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016		Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016

Class A
Shares sold	1,094,133	2,127,642		$20,756,989	$38,743,857

Shares issued in reinvestment of distributions	305,751	377,485		5,674,738	6,726,758

Shares converted from Class B	21,550	48,743		414,713	865,578

Shares converted from Class C	616,787	– 0	–	12,193,876	– 0	–

Shares redeemed	(1,049,519)	(1,427,645)		(20,213,060)	(25,581,756)

Net increase	988,702	1,126,225		$18,827,256	$20,754,437

Class B
Shares sold	3,471	7,233		$60,239	$117,413

Shares issued in reinvestment of distributions	5,464	12,068		91,896	195,869

Shares converted to Class A	(23,784)	(53,520)		(414,713)	(865,578)

Shares redeemed	(3,856)	(15,211)		(64,187)	(250,104)

Net decrease	(18,705)	(49,430)		$(326,765)	$(802,400)

Class C
Shares sold	149,414	436,426		$2,460,661	$6,778,001

Shares issued in reinvestment of distributions	98,704	135,700		1,583,217	2,116,924

Shares converted to Class A	(716,023)	– 0	–	(12,193,876)	– 0	–

Shares redeemed	(244,711)	(354,254)		(4,082,272)	(5,530,823)

Net increase (decrease)	(712,616)	217,872		$(12,232,270)	$3,364,102

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016	Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016

Advisor Class
Shares sold	1,405,569	1,656,494	$27,525,178	$30,274,449

Shares issued in reinvestment of distributions	69,763	24,271	1,324,800	441,489

Shares redeemed	(406,548)	(433,872)	(8,059,244)	(7,942,748)

Net increase	1,068,784	1,246,893	$20,790,734	$22,773,190

Class R
Shares sold	77,039	131,299	$1,431,411	$2,256,212

Shares issued in reinvestment of distributions	9,869	12,146	178,331	211,226

Shares redeemed	(45,612)	(98,876)	(844,325)	(1,745,538)

Net increase	41,296	44,569	$765,417	$721,900

Class K
Shares sold	61,825	84,623	$1,198,098	$1,503,041

Shares issued in reinvestment of distributions	8,816	12,784	165,028	229,480

Shares redeemed	(16,784)	(90,183)	(325,084)	(1,608,324)

Net increase	53,857	7,224	$1,038,042	$124,197

Class I
Shares sold	119,166	87,783	$2,389,029	$1,587,226

Shares issued in reinvestment of distributions	4,400	1,828	84,437	33,573

Shares redeemed	(9,422)	(19,611)	(186,480)	(363,114)

Net increase	114,144	70,000	$2,286,986	$1,257,685

Class Z
Shares sold	20,395	18,768	$415,960	$343,497

Shares issued in reinvestment of distributions	1,672	1,293	32,112	23,764

Shares redeemed	(3,924)	(2,810)	(76,508)	(52,193)

Net increase	18,143	17,251	$371,564	$315,068

For the year ended November 30, 2016, the Fund received proceeds of $1,700 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

At May 31, 2017, a shareholder of the Fund owned 13% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

abfunds.com	AB CORE OPPORTUNITIES FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2017 will be determined at the end of the current fiscal

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NOTES TO FINANCIAL STATEMENTS (continued)

year. The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$465,591	$1,300,604
Net long-term capital gains	10,470,673	21,000,145

Total taxable distributions paid	$10,936,264	$22,300,749

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$713,466
Undistributed capital gains	9,482,295
Unrealized appreciation/(depreciation)	27,557,677	(a)

Total accumulated earnings/(deficit)	$37,753,438

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund did not have any capital loss carryforwards.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statements disclosure.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CORE OPPORTUNITIES FUND | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 19.03	$ 19.19	$ 20.94	$ 18.17	$ 13.93	$ 12.04

Income From Investment Operations
Net investment income (loss)(a)(b)	.00	(c)†	.04	(.00	)(c)	(.01)	(.03)	(.01)
Net realized and unrealized gain on investment transactions	1.75	1.08	1.09	2.78	4.27	1.90
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.75	1.12	1.09	2.77	4.24	1.89

Less: Dividends and Distributions
Dividends from net investment income	(.02)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.85)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.87)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 19.91	$ 19.03	$ 19.19	$ 20.94	$ 18.17	$ 13.93

Total Return
Total investment return based on net asset value(e)*	9.51	%†	6.30%	5.97%	15.25%	30.44%	15.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$157,464	$131,702	$111,181	$110,672	$113,458	$76,759
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.07	%^	1.14%	1.20%	1.20%	1.28%	1.35%
Expenses, before waivers/reimbursements(f)	1.11	%^	1.23%	1.28%	1.34%	1.41%	1.57%
Net investment income (loss)(b)	(.03	)%†^	.21%	(.01)%	(.04)%	(.18)%	(.06)%
Portfolio turnover rate	60%	107%	96%	75%	99%	117%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 17.31	$ 17.60	$ 19.47	$ 16.94	$ 13.02	$ 11.29

Income From Investment Operations
Net investment loss(a)(g)	(.02	)(b)†	(.01	)(b)	(.04)	(.06)	(.06)	(.06)
Net realized and unrealized gain on investment transactions	1.59	1.00	1.01	2.59	3.98	1.79
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.57	.99	.97	2.53	3.92	1.73

Less: Distributions
Distributions from net realized gain on investment transactions	(.85)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 18.03	$ 17.31	$ 17.60	$ 19.47	$ 16.94	$ 13.02

Total Return
Total investment return based on net asset value(e)*	9.40	%†	6.12%	5.77%	14.94%	30.11%	15.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,676	$1,933	$2,835	$3,945	$4,777	$5,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.27	%^	1.39%	1.41%	1.48%	1.53%	1.75%
Expenses, before waivers/reimbursements(f)	1.91	%^	2.00%	2.01%	2.08%	2.13%	2.35%
Net investment loss(g)	(.26	)%(b)†^	(.04	)%(b)	(.24)%	(.33)%	(.43)%	(.48)%
Portfolio turnover rate	60%	107%	96%	75%	99%	117%

See footnote summary on page 42.

abfunds.com	AB CORE OPPORTUNITIES FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 16.54	$ 16.96	$ 18.95	$ 16.56	$ 12.79	$ 11.13

Income From Investment Operations
Net investment loss(a)(b)	(.07	)†	(.08)	(.12)	(.13)	(.13)	(.09)
Net realized and unrealized gain on investment transactions	1.53	.94	.97	2.52	3.90	1.75
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.46	.86	.85	2.39	3.77	1.66

Less: Distributions
Distributions from net realized gain on investment transactions	(.85)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 17.15	$ 16.54	$ 16.96	$ 18.95	$ 16.56	$ 12.79

Total Return
Total investment return based on net asset value(e)*	9.15	%†	5.48%	5.28%	14.43%	29.48%	14.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,117	$34,093	$31,265	$31,444	$27,915	$19,100
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.82	%^	1.88%	1.90%	1.90%	1.98%	2.05%
Expenses, before waivers/reimbursements(f)	1.86	%^	1.98%	1.99%	2.05%	2.11%	2.28%
Net investment loss(b)	(.84	)%†^	(.52)%	(.71)%	(.73)%	(.89)%	(.76)%
Portfolio turnover rate	60%	107%	96%	75%	99%	117%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 19.48	$ 19.56	$ 21.23	$ 18.36	$ 14.05	$ 12.10

Income From Investment Operations
Net investment income(a)(b)	.02	†	.10	.06	.06	.02	.03
Net realized and unrealized gain on investment transactions	1.79	1.10	1.11	2.81	4.29	1.92
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.81	1.20	1.17	2.87	4.31	1.95

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.85)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.90)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 20.39	$ 19.48	$ 19.56	$ 21.23	$ 18.36	$ 14.05

Total Return
Total investment return based on net asset value(e)*	9.60	%†	6.61%	6.30%	15.63%	30.68%	16.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,421	$33,068	$8,819	$6,582	$3,010	$1,008
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.82	%^	.88%	.90%	.90%	.96%	1.05%
Expenses, before waivers/reimbursements(f)	.86	%^	.98%	.98%	1.04%	1.11%	1.27%
Net investment income(b)	.24	%†^	.52%	.30%	.30%	.12%	.25%
Portfolio turnover rate	60%	107%	96%	75%	99%	117%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 18.53	$ 18.76	$ 20.56	$ 17.88	$ 13.74	$ 11.90

Income From Investment Operations
Net investment loss(a)(b)	(.03	)†	(.00	)(c)	(.04)	(.04)	(.06)	(.03)
Net realized and unrealized gain on investment transactions	1.71	1.05	1.08	2.72	4.20	1.87
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.68	1.05	1.04	2.68	4.14	1.84

Less: Distributions
Distributions from net realized gain on investment transactions	(.85)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 19.36	$ 18.53	$ 18.76	$ 20.56	$ 17.88	$ 13.74

Total Return
Total investment return based on net asset value(e)*	9.37	%†	6.06%	5.80%	14.99%	30.13%	15.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,964	$3,987	$3,201	$4,296	$3,570	$1,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.36	%^	1.38%	1.40%	1.40%	1.47%	1.55%
Expenses, before waivers/reimbursements(f)	1.46	%^	1.56%	1.54%	1.59%	1.63%	1.73%
Net investment loss(b)	(.33	)%†^	(.03)%	(.23)%	(.24)%	(.39)%	(.25)%
Portfolio turnover rate	60%	107%	96%	75%	99%	117%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 19.18	$ 19.33	$ 21.05	$ 18.26	$ 14.00	$ 12.09

Income From Investment Operations
Net investment income (loss)(a)(b)	(.01	)†	.04	.01	.00	(c)	(.03)	.00	(c)
Net realized and unrealized gain on investment transactions	1.76	1.09	1.11	2.79	4.29	1.91
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.75	1.13	1.12	2.79	4.26	1.91

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.85)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.86)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 20.07	$ 19.18	$ 19.33	$ 21.05	$ 18.26	$ 14.00

Total Return
Total investment return based on net asset value(e)*	9.45	%†	6.31%	6.09%	15.28%	30.43%	15.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,798	$3,551	$3,439	$2,922	$2,345	$765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.11	%^	1.13%	1.15%	1.15%	1.22%	1.30%
Expenses, before waivers/reimbursements(f)	1.20	%^	1.26%	1.27%	1.32%	1.35%	1.48%
Net investment income (loss)(b)	(.06	)%†^	.22%	.04%	.02%	(.16)%	.02%
Portfolio turnover rate	60%	107%	96%	75%	99%	117%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 19.67	$ 19.74	$ 21.40	$ 18.51	$ 14.15	$ 12.19

Income From Investment Operations
Net investment income(a)(b)	.03†	.09	.06	.05	.03	.03
Net realized and unrealized gain on investment transactions	1.81	1.12	1.12	2.84	4.33	1.93
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.84	1.21	1.18	2.89	4.36	1.96

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.85)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.90)	(1.28)	(2.84)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 20.61	$ 19.67	$ 19.74	$ 21.40	$ 18.51	$ 14.15

Total Return
Total investment return based on net asset value(e)*	9.68	%†	6.60%	6.30%	15.61%	30.81%	16.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,330	$1,889	$513	$243	$176	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.82	%^	.87%	.90%	.90%	.90%	1.05%
Expenses, before waivers/reimbursements(f)	.86	%^	.90%	.92%	.94%	.99%	1.10%
Net investment income(b)	.30	%†^	.51%	.30%	.28%	.22%	.21%
Portfolio turnover rate	60%	107%	96%	75%	99%	117%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30,						October 15, 2013(h) to November 30, 2013
			2016		2015		2014

Net asset value, beginning of period	$ 19.69		$ 19.75		$ 21.40		$ 18.51		$ 17.54

Income From Investment Operations
Net investment income(a)	.03	(b)†	.10	(b)	.07		.11	(b)	.01	(b)
Net realized and unrealized gain on investment transactions	1.82		1.12		1.12		2.78		.96
Capital contributions	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.85		1.22		1.19		2.89		.97

Less: Distributions
Dividends from net investment income	(.06)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.85)		(1.28)		(2.84)		– 0	–	– 0	–

Total distributions	(.91)		(1.28)		(2.84)		– 0	–	– 0	–

Net asset value, end of period	$ 20.63		$ 19.69		$ 19.75		$ 21.40		$ 18.51

Total Return
Total investment return based on net asset value(e)	9.70	%†*	6.65	%*	6.35	%*	15.61	%*	5.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,105		$697		$359		$224		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.74	%^	.82%		.85%		.83%		.90	%^
Expenses, before waivers/reimbursements(f)	.77	%^	.84%		.85%		.83%		1.13	%^
Net investment income	.35	%(b)†^	.56	%(b)	.38%		.56	%(b)	.30	%(b)^
Portfolio turnover rate	60%		107%		96%		75%		99%

See footnote summary on page 42.

abfunds.com	AB CORE OPPORTUNITIES FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Amount is less than $0.0005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended May 31, 2017 and year ended November 30, 2016, such waiver amounted to 0.04% and 0.02%, respectively, annualized for the Fund.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distribution.

†	For the six months ended May 31, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .002	.02%	.01%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2017 and years ended November 30, 2016, November 30, 2015, November 30, 2014, November 30, 2013 and November 30, 2012 by 0.11%, 0.05%, 0.19%, 0.05%, 0.11% and 0.46%, respectively.

^	Annualized.

See notes to financial statements.

42 | AB CORE OPPORTUNITIES FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr. (1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso, CFA, who is team leader of U.S. Growth Equities, is primarily responsible for the day-to-day management of the Fund.

abfunds.com	AB CORE OPPORTUNITIES FUND | 43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Core Opportunities Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

44 | AB CORE OPPORTUNITIES FUND	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the

abfunds.com	AB CORE OPPORTUNITIES FUND | 45

Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

46 | AB CORE OPPORTUNITIES FUND	abfunds.com

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB CORE OPPORTUNITIES FUND | 47

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

48 | AB CORE OPPORTUNITIES FUND	abfunds.com

NOTES

abfunds.com	AB CORE OPPORTUNITIES FUND | 49

NOTES

50 | AB CORE OPPORTUNITIES FUND	abfunds.com

NOTES

abfunds.com	AB CORE OPPORTUNITIES FUND | 51

NOTES

52 | AB CORE OPPORTUNITIES FUND	abfunds.com

AB CORE OPPORTUNITIES FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CO-0152-0517

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Core Opportunities Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2017